UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2013

Anpulo Food, Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	000-54216	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangkonglu, Xiangfengzhen, Laifengxian, Hubei, China	N/A
(Address of principal executive offices)	(Zip Code)

(86) 718 628 8576
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On July 21, 2013, the Board of Directors of Anpulo Food, Inc. (the “Company”) approved the dismissal of Sherb & Co., LLP (“Sherb”) as our independent auditor, effective immediately.

Sherb’s reports on our financial statements as of and for the fiscal years ended July 31, 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  However, the reports of Sherb stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended July 31, 2012 and through Sherb’s dismissal on July 21, 2013, there were (1) no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sherb, would have caused Sherb to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Sherb with a copy of this disclosure on August 2, 2013, providing Sherb with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  A copy of Sherb’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

On July 23, 2013, the Board of Directors of the Company appointed Keith K. Zhen, CPA (“Zhen”) as our independent auditor.

During the years ended July 31, 2013 and 2012 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Zhen with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Zhen concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description
16.1	Letter from Sherb & Co., LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anpulo Food, Inc.

Date: August 2, 2013	By:	/s/ Wenping Luo
Wenping Luo
President, Chief Executive Officer and Chief Financial Officer